                                                                   EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the  Quarterly  Report  of  Cognigen  Networks,  Inc.  (the
"Company")  on Form 10-QSB for the period ended  December 31, 2004 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Thomas S. Smith, Chief Executive Officer of the Company, certify, pursuant to 18
U.S.C.ss.1350,  as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of
2002, that:

1.   The Report fully complies with the  requirements  of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                                     /s/  Thomas S. Smith
                                                     --------------------
                                                     Thomas S. Smith
                                                     Chief Executive Officer
Dated: February 14, 2005